UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2005

CULLEN/FROST BANKERS, INC.
(Exact name of issuer as specified in its charter)

Texas	0-7275	74-1751768
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Houston Street, San Antonio, Texas	78205
(Address of principal executive offices)	(Zip Code)

(210) 220-4011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

   On April 19, 2005, Cullen Frost Bankers, Inc. ("Cullen/Frost") and Horizon Capital Bank ("Horizon") entered into an Agreement and Plan of Merger (the "Merger Agreement") that provides for the merger of Horizon with and into The Frost National Bank, a wholly-owned subsidiary of Cullen/Frost (the "Merger").

   Under the terms of the Merger Agreement, the consideration for the Merger will consist of 1.4 million shares of Cullen/Frost's common stock, par value $.01 per share ("Cullen/Frost Common Stock"), and $45 million in cash. The amount of the cash consideration could increase or decrease depending on the closing price of Cullen/Frost Common Stock on the New York Stock Exchange, Inc. ("NYSE") in the ten full consecutive NYSE trading days prior to the closing date of the Merger.

   The Merger is intended to constitute a "reorganization" for United States federal income tax purposes. Consummation of the Merger is subject to a number of conditions, including receipt of requisite regulatory approvals and the approval of the shareholders of Horizon. Each of the directors of Horizon, who hold in the aggregate approximately 30% of the fully diluted outstanding shares of Horizon's common stock, has agreed to vote in favor of the Merger.

A copy of the press release regarding the Merger is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

   Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Cullen/Frost Bankers, Inc. with the Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by or with the approval of Cullen/Frost that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the merger between Cullen/Frost and Horizon, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the merger; (ii) statements of plans, objectives and expectations of Cullen/Frost or Horizon or their managements or Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes", "anticipates", "expects", "intends", "targeted", "continue", "remain", "will", "should", "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

   Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses of Cullen/Frost and Horizon will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (iii) revenues following the merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (vi) the failure of Horizon's shareholders to approve the merger; (vii) local, regional, national and international economic conditions and the impact they may have on Cullen/Frost and Horizon and their customers and Cullen/Frost's and Horizon's assessment of that impact; (viii) changes in the level of non-performing assets and charge-offs; (ix) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (x) inflation, interest rate, securities market and monetary fluctuations; (xi) changes in the competitive environment among financial holding companies and banks; and (xii) changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which Cullen/Frost and Horizon must comply. Additional factors that could cause Cullen/Frost's results to differ materially from those described in the forward-looking statements can be found in Cullen/Frost's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to Cullen/Frost or Horizon or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. Cullen/Frost and Horizon undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Additional Information

   In connection with the proposed merger, Cullen/Frost will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Horizon and a Prospectus of Cullen/Frost, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Cullen/Frost at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at http://www.frostbank.com under the tab "About Frost" and then under the heading "Investor Relations" and then under "SEC Filings". Copies of the Proxy Statement/Prospectus and the SEC filings that will be incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Greg Parker, Senior Vice President & Director of Investor Relations, Cullen/Frost Bankers, Inc., P.O. Box 1600, San Antonio, Texas 78296, (210) 220-5632.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

99.1	Press Release dated April 20, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Phillip D. Green

Phillip D. Green
Group Executive Vice President
And Chief Financial Officer

Dated:	April 20, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated April 20, 2005